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                             PACIFIC CAPITAL FUNDS

                              NEW ASIA GROWTH FUND

                      Supplement dated May 8, 1997 to the
                       Prospectus dated November 29, 1996


        The following information supplements "Management, Advisory and Other Service Arrangements--The Sub-Adviser" in the Prospectus:

        Credit Lyonnais International Asset Management (HK) Limited ("Credit Lyonnais HK"), the current Sub-Adviser to the Fund, has entered into an agreement under which its shares and assets will be acquired by Nicholas-Applegate Capital Management (Hong Kong) LLC ("Nicholas-Applegate"). The Fund's current sub-advisory agreement provides that it terminates automatically upon consummation of a transaction of this type. Approval of a replacement sub-advisory agreement requires approval by the Fund's trustees and shareholders.

        Accordingly, at a meeting held on May 8, 1997, the Board of Trustees considered and approved a new sub-advisory agreement (the "New Sub-Advisory Agreement") to become effective upon the later of the closing of the acquisition of Credit Lyonnais HK by Nicholas-Applegate or approval by shareholders of the New Sub-Advisory Agreement. The New Sub-Advisory Agreement appoints Nicholas-Applegate as sub-adviser to the Fund. The fee payable under the New Sub-Advisory Agreement is at the same rate as under the existing sub-advisory agreement.

        A proxy statement containing more information regarding the New Sub-Advisory Agreement will be mailed on or about May 9, 1997. The shareholder meeting at which approval of the New Sub-Advisory Agreement will be considered is scheduled to be held on May 19, 1997. The Board of Trustees has fixed the close of business on April 25, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the shareholder meeting or any adjournment thereof.

        Nicholas-Applegate, a California limited liability company, is located at Room 604-6, Three Exchange Square, 8 Connaught Place, Central, Hong Kong, and is part of an investment management organization which together manage in excess of $30 billion through a variety of investment products and services. Nicholas-Applegate is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940.

        Under the New Sub-Advisory Agreement, Hawaiian Trust will pay Nicholas-Applegate a fee for its services equal to 0.50% of the Fund's average daily net assets, computed daily and payable quarterly. The fee paid by Hawaiian Trust to Nicholas-Applegate will represent a portion of the 0.90% investment advisory fee paid by Hawaiian Trust.

        All investment decisions of Nicholas-Applegate with respect to the Fund will be made by a committee, and no person will be primarily responsible for making recommendations to the committee.